Exhibit 10.10

[LOGO:  HELLER FINANCIAL]

                             MASTER LEASE AGREEMENT
                                   No. 595784

                                     PART I

         This Master Lease Agreement between the undersigned Lessor and the undersigned Lessee, is in consideration of the mutual covenants, terms and conditions herein contained and shall apply to certain property, together with all components, parts, additions and attachments now or hereafter incorporated therein and substitutions therefor (hereinafter collectively, "Equipment") described in the schedule(s) to be executed pursuant hereto (each a "Schedule"). Each Schedule shall be deemed to incorporate by reference all terms and conditions of this Master Lease Agreement. This Master Lease Agreement, together with every Schedule, shall be referred to as the "Lease," and shall be subject to the additional terms and conditions set forth in the Schedules. All Schedules held by the same Lessor shall constitute one lease. The Lease shall be effective with respect to each Schedule from and after the date said Schedule is fully executed. The term of this Lease with respect to any item of Equipment shall commence at Lessor's discretion on either the date the Equipment is accepted by Lessee or the date the Schedule is fully executed. The term shall be set forth in the applicable Schedule. Payments shall be made in the amounts specified in each Schedule along with such amounts specified in this Master Lease Agreement. Lessee must notify Lessor of Equipment to be included in any proposed Schedule and Lessor reserves the right to acceptor reject such Equipment. Lessor's acceptance of each Schedule shall be evidenced by Lessor's execution of such Schedule at its office indicated below. Lessor may refuse to pay for Equipment, whether or not the Equipment has been delivered to Lessee, if (a) Lessee fails to execute or cause to be executed, or fails to release or cause to be released, any documents, instruments or agreements, including but not limited to releases, subordination, PPSA registrations, and landlord's/mortgagee's waivers, as reasonably required by Lessor, or (b) there shall be in Lessor's reasonable judgment a material adverse change in the financial condition or credit standing of Lessee, any guarantor, or any other party deemed material to the transaction by Lessor. To facilitate the lease, merit, or hire transaction on a global basis between Lessor or its Affiliate and Lessee or its Affiliate ("Affiliate" shall include all enterprises in which Lessor or Lessee, or their respective parent companies, owns directly or indirectly, now or at any time hereafter, majority voting stock or other controlling interest) on an ongoing basis, Lessor and Lessee agree that any Schedule may be supplemented or amended by special written terms and conditions set forth in such Schedule for that particular transaction and country only and may be executed by any two authorized signatories of both Lessor (or Affiliate of Lessor) and Lessee (or Affiliate of Lessee). The Lessee shall, without notice, be jointly and severally liable for the due performance of the obligations of its

Affiliates under all Schedules including, without limitation, all special terms and conditions negotiated by such Affiliates.

                                     PART II

IMPORTANT: NO SUPPLIER OR ANY SALESPERSON IS AN AGENT OF LESSOR NOR ARE THEY AUTHORIZED TO WAIVE OR ALTER THE LEASE. THEIR REPRESENTATIONS OR ASSURANCES OF CURE SHALL IN NO WAY AFFECT THE RIGHTS OR OBLIGATIONS OF LESSOR.

          1. TERMS AND CONDITIONS. In consideration of Lessor's purchase of the Equipment selected by Lessee, Lessee leases from Lessor the Equipment identified on each Schedule pursuant to the terms and conditions set forth herein. Lessee authorizes Lessor to insert in each Schedule serial numbers and other identification data when determined. THIS LEASE CONSTITUTES THE FULL AND COMPLETE AGREEMENT between the Lessor and Lessee in connection with the Equipment and MERGES ANY OTHER UNDERSTANDING. In no case shall the Lessees or Supplier's transactional documentation (e.g., order forms and invoices) be deemed to apply to Lessor. Lessee agrees to pay Lessor a documentation fee to be billed with the first lease payment of each Schedule to cover account setup and administrative costs.

          2. LESSEE'S WARRANTIES AND COVENANTS. Lessee represents, warrants, and covenants upon execution of this Master Lease Agreement and each Schedule that:
a) Lessee has read and understood each part of the Lease before it is signed; b) Lessee selects and is fully satisfied with both the Equipment and the Supplier and is advised of Lessee's right to contact Supplier for a copy of Supplier's contract; c) Lessee will authorize Lessor to pay for the Equipment only after Lessee receives and accepts the Equipment as fully operable for Lessee's purposes; d) financial information and other statements provided to Lessor are accurate and complete and will be updated consistent with past practices upon Lessor's request during the Lease terms; e) Lessee is currently meeting all debts as such come due; f) the Equipment is leased exclusively for Lessee's established business purposes and not for starting a new business or for personal, family or household purposes; g) Lessee has unrestricted power to enter into the Lease, has duly authorized the person executing it, and certifies that all signatures are authentic; h) Lessee will pay all costs connected with the Equipment, including taxes, insurance, repairs, shipping, credit fees, filing fees, termination fees, collection costs (including reasonable lawyer fees), licenses and other expenses normally paid in a net lease and, to the extent Lessor pays any of the same, will reimburse Lessor therefore promptly upon demand; and i) Lessee has made an assessment of the microchip and computer-based systems and the software used in its business and based upon such assessment believes that it will be "Year 2000 Compliant" by January 1, 2000. For purposes of this subsection, "Year 2000 Compliant' means that all software, embedded microchips and other processing capabilities utilized by, and material to the business operations or financial condition of Lessee are able to interpret, store, transmit, receive and manipulate data involving all calendar dates correctly and without causing any abnormal ending scenarios in relation to dates on and after the Year 2000. From time to time, at the request of Lessor, Lessee shall provide to Lessor such updated information as is requested regarding the status of all efforts to become Year 2000 Compliant

          3. LESSEE'S WAIVER OF DAMAGES, REMEDIES AND WARRANTIES FROM LESSOR; QUIET ENJOYMENT. a) Lessee leases the Equipment from Lessor "AS IS/WHERE IS." So long as no Event of Default exists, Lessor shall not interfere with Lessee's quiet enjoyment and use of the Equipment during the Lease term. LESSOR MAKES ABSOLUTELY NO WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. b) IF THE EQUIPMENT DOES NOT OPERATE AS REPRESENTED OR WARRANTED BY SUPPLIER OR IS UNSATISFACTORY FOR ANY REASON WHATSOEVER, LESSEE HEREBY WAIVES ANY CLAIM ON ACCOUNT THEREOF AGAINST LESSOR, ITS AFFILIATES AND EMPLOYEES/AGENTS, BUT RESERVES SUCH CLAIMS AGAINST SUPPLIER. Lessor hereby grants Lessee the non-exclusive right to exercise, at Lessee's expense for the term of the Lease, all promises and warranties from Supplier to Lessor. In no case shall Lessor have any duty to enforce such warranties. c) IN NO CASE SHALL LESSOR BE LIABLE TO LESSEE FOR SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES. d)To the extent permitted by applicable law, Lessee hereby waives Lessees rights to: 1) cancel or repudiate this Lease; 2) revoke acceptance of or reject the Equipment; 3) claim a security interest in the Equipment; 4) accept partial delivery of the Equipment; 5) sell or dispose of the Equipment upon rejection or revocation; 6) seek cover in substitution for the Lease from Lessor; and 7) claim an agency relationship between Supplier and Lessor.

          4. PAYMENTS. Lessee agrees to make lease payments in advance and to pay per diem interim rent (at 1/30th of monthly rent per day) from date of Equipment acceptance until the first regular payment and to pay such other charges as provided herein. THE LEASE PAYMENTS MAY BE ADJUSTED PROPORTIONATELY UPWARD OR DOWNWARD BY UP TO TWENTY (20%) PERCENT IF THE ACTUAL COST OF THE EQUIPMENT VARIES FROM THE APPLICATION ESTIMATE. Unless Lessor gives written notice of a new address all payments under this Lease shall be sent to Lessor at the address provided below or in the Schedule. Each payment received, at Lessor's discretion, will be applied first to the oldest charge due under the Lease. LESSEE AGREES THAT TIME IS OF THE ESSENCE; AND TO MAKE PAYMENTS REGARDLESS OF ANY PROBLEMS LESSEE MIGHT HAVE WITH THE EQUIPMENT, INCLUDING ITS OPERATION, CAPABILITY, INSTALLATION, OR REPAIR REGARDLESS OF ANY CLAIM, SETOFF, COUNTERCLAIM OR DEFENSE LESSEE MIGHT HAVE AGAINST THE VENDOR, DISTRIBUTOR, OR MANUFACTURER ("SUPPLIER"), AND ANY SALESPERSON OR OTHER THIRD PARTY. In the event Lessee fails to pay any amounts due hereunder or to perform any of its other obligations under this Lease,

Lessor may, at its option, pay such amounts or perform such obligations, and Lessee shall reimburse Lessor the amount of such payment or cost of such performance upon demand, together with interest pursuant to Section 12. Without Lessor's prior written consent, any payment to Lessor's bank lock box of a smaller sum than due at any time under the Lease shall not constitute a release or an accord and satisfaction for any greater sum due, or to become due, regardless of any endorsement restriction, unless otherwise agreed by both parties in a signed writing. Advance payments and security deposits shall not bear interest and may be commingled with other funds. Unless the application is rejected by Lessor, if the applicable Schedule is never finalized, any advance payment will be retained by Lessor in liquidation of documentation and processing expenses.

          5. TAXES, ASSESSMENTS AND FEES. Lessee agrees to pay all licensing, filing and registration fees; to keep the Equipment free of all liens and encumbrances; TO SHOW THE EQUIPMENT AS "LEASED EQUIPMENT" ON TAX RETURNS; TO PAY ALL TAXES ASSESSED AGAINST THE EQUIPMENT; to pay all other taxes, assessments, fees and penalties which may be levied or assessed in respect to the Equipment, its use or any interest therein, or any lease payments, including but not limited to all federal, provincial, and local taxes, however designated, levied or assessed, whether upon Lessee or Lessor or the Equipment or upon the sale, ownership, use or operation, excepting only income taxes levied on the Lessor. Lessor may, at its option, pay on Lessee's behalf such taxes and other amounts, file applicable returns, and collect full reimbursement plus reasonable costs incurred in collecting taxes, assessments, or fees for which Lessee is liable. Lessee agrees that Lessor is entitled to all tax benefits resulting from ownership of the Equipment. Lessee agrees that, should any such tax benefits be disallowed, Lessee shall indemnify Lessor for such loss by paying Lessor an amount equal to the value of the lost benefits. LESSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, REGARDING LESSEE'S TAX OR ACCOUNTING TREATMENT OF THE LEASE.

          6. NOTICE. Any notices required to be given hereunder shall be given in writing by either (a) hand delivery, (b) overnight courier, (c) certified mail, or (d) facsimile, and directed to the address of each party set forth in the Lease or to such other address as either party may substitute by written notice from time to time. In any legal action, Lessee waives personal service and agrees to service of process by certified or registered mail, return receipt requested, postage prepaid, at Lessee's address for notice purposes, which service shall be deemed complete five (5) days after posting.

         THIS LEASE CANNOT BE CANCELED OR TERMINATED except as provided herein, is a binding contract consisting of all terms on the front and reverse hereof, AND CANNOT BE MODIFIED OR TERMINATED EXCEPT BY MUTUALLY SIGNED WRITTEN AGREEMENT.

NETROVER INC.

LESSEE (Complete Legal name)

93 SKYWAY AVENUE, SUITE 105
Billing Address

ETOBICOKE,                                ON                         M9W 6N6
City                   County             Province                   Postal Code

                                          5-3-00
Phone                  Fax                Date

By: /s/Sandra L. Chan                               Manager
   -------------------------                ----------------------------------
         Authorized Signature                                     Title




Accepted by:  HELLER FINANCIAL CANADA, LTD., Lessor, at Oakville, Ont.

By:
   -----------------------------------
         Authorized Signature

Date:
     ---------------------------------

Address


City                    County              Province                 Postal Code


Phone                   Fax

LEASE NO: 595784

[LOGO] Heller Financial

                        EQUIPMENT SCHEDULE NUMBER 595784
             FORMING A PART OF MASTER LEASE AGREEMENT NUMBER 595784

This Equipment Schedule forms a part of a certain Master Lease Agreement referenced above and is subject to the terms and conditions set forth therein. The equipment described herein is leased pursuant to the terms and conditions of this Equipment Schedule and the Master Lease Agreement.

The undersigned hereby certifies that all property described below and leased to the undersigned pursuant to the terms of the Master Lease Agreement and this Equipment Schedule between HELLER FINANCIAL CANADA, LTD. and the undersigned Lessee has been furnished, that delivery and installation has been fully completed as required, and that the equipment is accepted as satisfactory in all respects by the undersigned.


FOUNDRY NETWORKS                          Conrad Guziewicz
------------------------------------      -----------------------------------
Vendor                                    Contact

2100 GOLD STREET                          408-586-1903
------------------------------------      -----------------------------------
Address                                   Phone

SAN JOSE        CA          95802-1700
----------------------------------------
City          State          Zip Code

------------ ----------------------------------------------- --------------- -------------- --------------------------------------
   QTY.          DESCRIPTION OF LEASED EQUIPMENT                MODEL NO.     SERIAL NO.
------------ ----------------------------------------------- --------------- -------------- --------------------------------------
             PER FOUNDRY NETWORKS SALES ORDER 010702 DATED                                  Neither Vendor nor any 03/03/00
                                                                                            salesperson is an agent of Lessor nor
                                                                                            are they authorized to waive or alter
                                                                                            the terms of this Lease. Their
                                                                                            representations shall in no way affect
                                                                                            Lessee or Lessor's rights or obligations
                                                                                            as herein set forth.


----------------------------------------------------------------------------------------------------------------------------------
EQUIPMENT LOCATION:  IF DIFFERENT FROM BILLING ADDRESS
Street Address:                                      City:                   Province:               Postal Code:
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                                    LEASE PAYMENT

   INITIAL TERM      |X|Monthly
                     |_|Quarterly                    $ 1,290.00
                                                -----------------------
       36            |_|Other_____
   ------------
   No. of Months                               EXCLUSIVE of applicable
                                               taxes

------------------------------------------------------------------------------

NETROVER INC.
------------------------------------------------------------------------------
LESSEE (Complete Legal Name)

93 SKYWAY AVENUE, SUITE 105
------------------------------------------------------------------------------
Billing Address

ETOBICOKE                  ON               M9W 6N6
------------------------------------------------------------------------------
City                 Province          Postal Code

                     5-31-00
------------------------------------------------------------------------------
Phone                 Date

--------------------------------------------------------------------------------
By:      /s/ Sandra L. Chan [illegible]
         ---------------------------------------------------------
                           Authorized Signature
--------------------------------------------------------------------------------

                        ADVANCE PAYMENT

     Cheque for this amount must accompany Lease Documents
     -----------------------------------------------------

  |X|one payment in advance           |_|security deposit

  |_|first and last payments          |_|other


  INCLUSIVE of applicable taxes  $1,483.50
  -------------------------------------------------------------

                 THIS LEASE IS NON-CANCELLABLE

  -------------------------------------------------------------

  Accepted By:

  HELLER FINANCIAL CANADA, LTD., Lessor




  Date:__________________________________

  By:____________________________________
                    Authorized Signature

  -------------------------------------------------------------

[LOGO:  HELLER FINANCIAL]

                             SUBORDINATION AGREEMENT

In consideration of the financial accommodations given, to be given, or continued HELLER FINANCIAL CANADA, LTD. (hereinafter called "HELLER") to NETROVER INC. (hereinafter called "Lessee") the undersigned hereby agrees as follows:

1. The undersigned hereby postpones and subordinates any and all indebtedness of Lessee to the Undersigned to any and all indebtedness of Lessee to Heller, and agrees that no payment of or on account of the indebtedness so subordinated shall be made, or any security therefore given, unless and until all indebtedness of Lessee to Heller has been paid in full, and further agrees not to demand, receive or accept any such payment or security. The term "indebtedness" as used herein includes any and all obligations and liabilities of Lessee, including interest thereon, whether now or hereafter existing, absolute or contingent, secured or unsecured, due or not due, joint or several and however arising.

2. Should any payment, distribution or security or proceeds thereof be received by the Undersigned upon or with respect to any indebtedness of Lessee to the Undersigned prior to the satisfaction of all indebtedness of Lessee to Heller, the Undersigned shall forthwith deliver the same to Heller in the form received (except for endorsement or assignment by the Undersigned where required by Heller), for application on any indebtedness of Lessee to Heller, and, until so delivered, the same shall be held in trust by the Undersigned for the benefit of Heller.

3. In the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, readjustment of indebtedness, composition, reorganization, whether or not pursuant to bankruptcy laws, sale of all or substantially all of the assets, dissolution, winding up, liquidation, or any other marshalling of the assets and liabilities of Lessee, any payment or distribution of assets of Lessee of any kind or character, whether in cash, securities or other property, which would otherwise be payable to or deliverable upon or with respect to any or all indebtedness of Lessee to the Undersigned shall be paid or delivered directly to Heller for application on any indebtedness of Lessee to Heller until such indebtedness shall have been fully paid and satisfied. Heller shall have the right to enforce, collect and receive every such payment or distribution and give acquittance therefore, and Heller is hereby authorized, as attorney-in-fact for the Undersigned, to vote and prove the indebtedness of Lessee to the Undersigned in any of the above described proceedings or in any meeting of creditors of Lessee relating thereto.

4. Without the written consent of Heller, the Undersigned shall not assign, transfer, hypothecate or dispose of any claim it has or may have against Lessee while any indebtedness of Lessee to Heller remains unpaid.

5. The Undersigned shall, promptly upon receipt, endorse and deliver to Heller all notes or other instruments now or hereafter issued which evidence any indebtedness of Lessee to the Undersigned.

6. This agreement shall constitute a continuing agreement of subordination, and Heller may, without notice to the Undersigned, lend monies, extend credit and make other financial accommodations to or for the account of Lessee on the faith hereof until written notice of revocation of the agreement as to future

[LOGO:  HELLER FINANCIAL]

                        ASSIGNMENT OF RIGHTS TO PURCHASE

                      Lessor: HELLER FINANCIAL CANADA, LTD.

                               Lease No.(s) 595784

         For value received, the undersigned ("Assignor") hereby absolutely assigns to Lessor all its right, title and interest in and to a certain invoice referenced below and attached hereto ("Invoice") and all its right, title, and interest to acquire equipment covered by said Invoice. The rights assigned to Lessor are to be exercised at Lessor's sole discretion and, without limiting the foregoing, this assignment is subject to and contingent upon Lessor's receipt of both written and verbal document/equipment verifications, and upon Lessor's acceptance of form, content and execution of all the lease or loan agreements and related documents required by Lessor. Assignor shall at all times remain solely and separately liable and responsible to the Invoice Issuer for all duties and obligations arising out of the transaction which forms the basis for the issuing of said Invoice. This Assignment can be amended only by a written instrument signed by both Assignor and Lessor. This Assignment shall be governed by the laws of the Province of Ontario. It is the express wish of the parties that this agreement and any related documents be drawn up and executed in English. Il est la volonte expresse des parties que cette convention et tous les documents s'y rattachant soient rediges et signes en anglais.

         This assignment is dated this 31st day of May, 2000.

Invoice Issuer FOUNDRY NETWORKS

Invoice No 010702 dated 03/03/00

                               Assignor:  (print name of lessee below)

                               NETROVER INC.

                               By:       /s/ Sandra L. Chan
                                  -------------------------------------------

                               Print Title:  Manager Office & Corporate Affairs

                               Print Name:   SANDRA CHAN
                                          ---------------------------------

[LOGO] Heller Financial

                        EQUIPMENT SCHEDULE NUMBER 604779
             FORMING A PART OF MASTER LEASE AGREEMENT NUMBER 595784

This Equipment Schedule forms a part of a certain Master Lease Agreement referenced above and is subject to the terms and conditions set forth therein. The equipment described herein is leased pursuant to the terms and conditions of this Equipment Schedule and the Master Lease Agreement.

The undersigned hereby certifies that all property described below and leased to the undersigned pursuant to the terms of the Master Lease Agreement and this Equipment Schedule between HELLER FINANCIAL CANADA, LTD. and the undersigned Lessee has been furnished, that delivery and installation has been fully completed as required, and that the equipment is accepted as satisfactory in all respects by the undersigned.


FOUNDRY NETWORKS                          Conrad Guziewicz
------------------------------------      -----------------------------------
Vendor                                    Contact

2100 GOLD STREET                          408-586-1903
------------------------------------      -----------------------------------
Address                                   Phone

SAN JOSE        CA          95802-1700
----------------------------------------
City          State          Zip Code

------------ ----------------------------------------------- --------------- -------------- --------------------------------------
   QTY.          DESCRIPTION OF LEASED EQUIPMENT                MODEL NO.     SERIAL NO.
------------ ----------------------------------------------- --------------- -------------- --------------------------------------
             PER FOUNDRY NETWORKS INVOICE 13689 DATED                                       Neither Vendor nor any salesperson is an
             03/31/200                                                                      agent of Lessor nor are they authorized
                                                                                            to waive or alter the terms of this
             PER FOUNDRY NETWORKS INVOICE 13817 DATED                                       Lease. Their representations shall in no
             APRIL 4/2000                                                                   way affect Lessee or Lessor's rights or
                                                                                            obligations as herein set forth.


------------------------------------------------------------------------------------------------------------------------------------
EQUIPMENT LOCATION:  IF DIFFERENT FROM BILLING ADDRESS
Street Address:                                   City:                   Province:               Postal Code:

------------------------------------------------------------------------------------------------------------------------------------


                                         LEASE PAYMENT

   INITIAL TERM      |X|Monthly
       36            |_|Quarterly        $       799.37
-----------------    |_|Other_____       --------------------------
   No. of Months
                                          EXCLUSIVE of applicable
                                           taxes

------------------------------------------------------------------
NETROVER, INC.
------------------------------------------------------------------
LESSEE (Complete Legal Name)

93 SKYWAY AVENUE, SUITE 105
------------------------------------------------------------------
Billing Address

ETOBICOKE                  ON               M9W 6N6
-------------------- ----------------- ---------------------------
City                 Province          Postal Code

                     May 31, 2000
-------------------- ----------------- ---------------------------
Phone                Date

-------- ---------------------------------------------------------
By:      /s/ Sandra L. Chan
         ---------------------------------------------------------
                           Authorized Signature
------------------------------------------------------------------

                       ADVANCE PAYMENT

    Cheque for this amount must accompany Lease Documents
    -----------------------------------------------------

 |X|one payment in advance           |_|security deposit

 |_|first and last payments          |_|other

 INCLUSIVE of applicable taxes $ 919.28
 -------------------------------------------------------------

                THIS LEASE IS NON-CANCELLABLE

 -------------------------------------------------------------

 Accepted By:

 HELLER FINANCIAL CANADA, LTD., Lessor


 Date:__________________________________

 By:____________________________________
                   Authorized Signature

 -------------------------------------------------------------

[LOGO] Heller Financial

                        ASSIGNMENT OF RIGHTS TO PURCHASE

                      Lessor: HELLER FINANCIAL CANADA, LTD.

                              Lease No.(s): 595784

         For value received, the undersigned ("Assignor") hereby absolutely assigns to Lessor all its right, title and interest in and to a certain invoice referenced below and attached hereto ("Invoice") and all its right, title, and interest to acquire equipment covered by said Invoice. The rights assigned to Lessor are to be exercised at Lessor's sole discretion and, without limiting the foregoing, this assignment is subject to and contingent upon Lessor's receipt of both written and verbal document/equipment verifications, and upon Lessor's acceptance of form, content and execution of all the lease or loan agreements and related documents required by Lessor. Assignor shall at all times remain solely and separately liable and responsible to the Invoice Issuer for all duties and obligations arising out of the transaction which forms the basis for the issuing of said Invoice. This Assignment can be amended only by a written instrument signed by both Assignor and Lessor. This Assignment shall be governed by the laws of the Province of Ontario. It is the express wish of the parties that this agreement and any related documents be drawn up and executed in English. Il est la volonte expresse des parties que cette convention et tous les documents s'y rattachant soient redige et signes en anglais.

         This assignment is dated this 31st day of May, 2000.

Invoice Issuer  FOUNDRY NETWORKS

Invoice No 13689 dated March 30, 2000 and Invoice 13817 dated April 4, 2000

                                   Assignor:  (print name of lessee below)

                                   NETROVER INC.

                                   By: X  /s/ Sandra L. Chan
                                        ----------------------------------------
                                                     Signature

                                   Print Title: Manager, Office & Corp Affairs
                                               ---------------------------------

                                   Print Name:  SANDRA CHAN
                                              ----------------------------------

[LOGO] Heller Financial

                        EQUIPMENT SCHEDULE NUMBER 604779
             FORMING A PART OF MASTER LEASE AGREEMENT NUMBER 595784

This Equipment Schedule forms a part of a certain Master Lease Agreement referenced above and is subject to the terms and conditions set forth therein. The equipment described herein is leased pursuant to the terms and conditions of this Equipment Schedule and the Master Lease Agreement.

The undersigned hereby certifies that all property described below and leased to the undersigned pursuant to the terms of the Master Lease Agreement and this Equipment Schedule between HELLER FINANCIAL CANADA, LTD. and the undersigned Lessee has been furnished, that delivery and installation has been fully completed as required, and that the equipment is accepted as satisfactory in all respects by the undersigned.


FOUNDRY NETWORKS                          Conrad Guziewicz
------------------------------------      -----------------------------------
Vendor                                    Contact

2100 GOLD STREET                          408-586-1903
------------------------------------      -----------------------------------
Address                                   Phone

SAN JOSE        CA          95802-1700
----------------------------------------
City          State          Zip Code

------------ ----------------------------------------------- --------------- -------------- --------------------------------------
   QTY.          DESCRIPTION OF LEASED EQUIPMENT                MODEL NO.     SERIAL NO.
------------ ----------------------------------------------- --------------- -------------- --------------------------------------
             PER FOUNDRY NETWORKS INVOICE 13689 DATED                                       Neither Vendor nor any
             03/31/2000                                                                     salesperson is an agent of Lessor
                                                                                            nor are they authorized to waive
             PER FOUNDRY NETWORKS INVOICE 13817 DATED                                       or alter the terms of this
             APRIL 4/2000                                                                   Lease.  Their representations
                                                                                            shall in no way affect Lessee or
                                                                                            Lessor's rights or obligations as
                                                                                            herein set forth.

----------------------------------------------------------------------------------------------------------------------------------
EQUIPMENT LOCATION:  IF DIFFERENT FROM BILLING ADDRESS
Street Address:                                            City:                   Province:               Postal Code:

----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         LEASE PAYMENT

   INITIAL TERM      |X|Monthly
                     |_|Quarterly        $    799.37
                     |_|Other_____       ----------------
        36
      ------
   No. of Months                         EXCLUSIVE of applicable
                                         taxes

--------------------------------------------------------------------------------
NETROVER INC.
------------------------------------------------------------------
LESSEE (Complete Legal Name)

93 SKYWAY AVENUE, SUITE 105
------------------------------------------------------------------
Billing Address

ETOBICOKE            ON                M9W 6N6
------------------------------------------------------------------
City                 Province          Postal Code

                     May 31st, 2000
------------------------------------------------------------------
Phone                Date

--------------------------------------------------------------------------------
By:       /s/Sandra L. Chan
         ---------------------------------------------------------
                           Authorized Signature
--------------------------------------------------------------------------------

                       ADVANCE PAYMENT

    Cheque for this amount must accompany Lease Documents
    -----------------------------------------------------

 |X|one payment in advance           |_|security deposit

 |_|first and last payments          |_|other


 INCLUSIVE of applicable taxes  $919.28
 -------------------------------------------------------------

                THIS LEASE IS NON-CANCELLABLE

 -------------------------------------------------------------

 Accepted By:

 HELLER FINANCIAL CANADA, LTD., Lessor




 Date:__________________________________

 By:____________________________________
                   Authorized Signature
--------------------------------------------------------------------------------

LOGO [HELLER FINANCIAL]

                        ASSIGNMENT OF RIGHTS TO PURCHASE

                      Lessor: HELLER FINANCIAL CANADA, LTD.

                              Lease No.(s): 595784

         For value received, the undersigned ("Assignor") hereby absolutely assigns to Lessor all its right, title and interest in and to a certain invoice referenced below and attached hereto ("Invoice") and all its right, title, and interest to acquire equipment covered by said Invoice. The rights assigned to Lessor are to be exercised at Lessor's sole discretion and, without limiting the foregoing, this assignment is subject to and contingent upon Lessor's receipt of both written and verbal document/equipment verifications, and upon Lessor's acceptance of form, content and execution of all the lease or loan agreements and related documents required by Lessor. Assignor shall at all times remain solely and separately liable and responsible to the Invoice Issuer for all duties and obligations arising out of the transaction which forms the basis for the issuing of said Invoice. This Assignment can be amended only by a written instrument signed by both Assignor and Lessor. This Assignment shall be governed by the laws of the Province of Ontario. It is the express wish of the parties that this agreement and any related documents be drawn up and executed in English. Il est la volonte expresse des parties que cette convention et tous les documents s'y rattachant soient rediges et signes en anglais.

         This assignment is dated this 31st day of May, 2000.

Invoice Issuer FOUNDRY NETWORKS

Invoice No 13689 dated March 30, 2000 and Invoice 13817 dated April 4, 2000

                                     Assignor:  (print name of lessee below)

                                     NETROVER INC.


                                     By:   /s/Sandra L. Chan
                                        ----------------------------------------

                                     Print Title: Manager, Office & Corp Affairs

                                     Print Name:  SANDRA CHAN
                                                ----------------------------